UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2010

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

  New Jersey                        0-17038                     13-3152196
---------------                   ------------              -------------------
(State or other                   (Commission                  IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On April 29, 2010, Concord Camera Corp. (the "Company") entered into a Purchase and Release Agreement (the "Agreement") with Citigroup Global Markets, Inc. ("Citigroup"). Pursuant to the terms of the Agreement, Citigroup has purchased all of the Company's remaining auction rate securities, having an aggregate par value of $18,950,000.00, for $16,202,228.00 and has applied $9,461,347.22 of the proceeds from the purchase towards the repayment of the current outstanding balance due under the Company's Express Creditline Loan Agreement with Citigroup. In addition, pursuant to the terms of the Agreement, (i) the Company has the option, on or before October 28, 2012, to repurchase any or all of the issues of auction rate securities purchased by Citigroup under the Agreement at the purchase price paid by Citigroup for such securities and (ii) the Company will dismiss its arbitration claim filed against Citigroup related to the auction rate securities.

On March 17, 2010, the Company's board of directors approved a liquidating distribution of $4.26 per share to the shareholders of record at the close of business on May 11, 2009 (the "Record Date"), in accordance with the previously announced Plan of Dissolution and Liquidation (the "Plan of Liquidation"). As previously announced, in accordance with the Plan of Liquidation, the Company's stock transfer books were closed at the close of business on May 11, 2009 and no transfers of its common stock were recorded after that time. It is currently anticipated that payment of the liquidating distribution will be made in May 2010 and shareholders of record on the Record Date will receive a communication from the Company's stock transfer agent in May 2010 regarding the distribution. The timing and amounts of any future distributions, if any, will be determined by the Company's Board of Directors in accordance with the Plan of Liquidation. There can be no assurance that there will be any future distributions.

The Company also announced the resolution of the following previously disclosed matters:

      1. The arbitrators ruled in favor of the Company and denied Raymond James & Associates, Inc. ("Raymond James") claim for damages and other relief in the arbitration claim filed by Raymond James related to its engagement by the Company and the Special Committee;

      2. The patent infringement lawsuit filed by Honeywell International, Inc. and Honeywell Intellectual Properties, Inc. was dismissed without prejudice with no amount paid by the Company;

      3. The patent infringement lawsuit filed by St. Clair Intellectual Properties Consultants, Inc. against the Company was settled and dismissed. The settlement amount paid by the Company to St. Clair was not material to the Company; and

      4. The Company entered into a settlement agreement with one of the entities that had alleged that certain of the Company's digital cameras infringed upon such entity's patents. The agreed upon settlement amount was not material to the Company.

The Company also announced that it had repatriated a significant portion of the proceeds from its previously disclosed sale of its property in the People's Republic of China ("PRC").

Cautionary Statement About Forward Looking Statements

The statements contained in this Form 8-K that are not historical facts are "forward looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995), which can be identified by the use of forward-looking terminology such as: "estimates," "projects," "anticipates," "expects," "intends," "believes," "plans," "forecasts" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties, including statements regarding the timing and amount of (i) the Company's receipt of the proceeds of the sale of its auction rate securities, (ii) the liquidating distribution reported in this Form 8-K, (iii) the communication from the Company's stock transfer agent, and (iv) future liquidating distributions, if any. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including the failure of Citigroup to comply with the terms of the Agreement in a timely manner or at all, the failure of the Company's stock transfer agent to communicate with the Company's shareholders or to effectuate the liquidating distribution in a timely manner or at all, the Company's ability to sell and monetize or otherwise dispose of its remaining non-cash assets in a timely manner or at all and the Company's ability to settle or otherwise resolve its liabilities and obligations, including contingent liabilities, with its creditors.

For a discussion of some additional factors that could cause actual results to differ, see the risks discussed under "Risk Factors" and the disclosures in the Company's Annual Report on Form 10-K for the fiscal year ended June 28, 2008 and subsequently filed reports and in "Certain Risks Related to the Dissolution and the Plan of Liquidation" and the disclosures in the Definitive Proxy Statement for the 2008 Annual Shareholders' Meeting filed with the Securities and Exchange Commission on November 7, 2008. We wish to caution the reader that these forward-looking statements, including, without limitation, statements regarding the amount of any liquidating distributions, the timing of any liquidating distributions, and other statements contained in this Form 8-K regarding matters that are not historical facts, are only estimates or predictions. No assurance can be given that future results will be achieved.

Actual events or results may differ materially as a result of risks facing us or actual results differing from the assumptions underlying such statements. Any forward-looking statements contained in this Form 8-K represent our estimates only as of the date of this Form 8-K, or as of such earlier dates as are indicated herein, and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, unless required by applicable law, we specifically disclaim any obligation to do so, even if our estimates change.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CONCORD CAMERA CORP.

Date: May 3, 2010                   By: Ira B. Lampert
                                        --------------
                                        Ira B. Lampert, Chief Executive Officer,
                                        President and Treasurer